AXS Astoria Inflation Sensitive ETF

(Ticker Symbol: PPI)

A series of Investment Managers Series Trust II (the “Trust”)

Supplement dated April 18, 2024 to the currently effective

Prospectus, Summary Prospectus and Statement of Additional Information (“SAI”).

On April 17, 2024, the Board of Trustees of the Trust approved, based on the recommendation of AXS Investments LLC, the investment advisor to the AXS Astoria Inflation Sensitive ETF (the “ETF”), a forward split of the issued and outstanding shares of the ETF. After the close of trading on the NYSE Arca, Inc. (the “Exchange”) on April 30, 2024, the ETF will affect a split of its issued and outstanding shares as follows:

ETF Name	Forward Split Ratio	Approximate increase in total number of shares outstanding
AXS Astoria Inflation Sensitive ETF	2 for 1	100%

The share split will apply to shareholders of record as of the close of the Exchange on April 29, 2024. Shares of the ETF will begin trading on the Exchange on a split-adjusted basis on May 1, 2024 (the “Ex-Date”).

As a result of the share split, shareholders of the ETF will receive one additional share for each share held of the ETF. Accordingly, the number of the ETF’s issued and outstanding shares will increase by the approximate percentage indicated above. The share split will not change the total value of a shareholder’s investment; however, the per share net asset value (“NAV”) and opening market price on the Ex-Date will be approximately one-half of their pre-split amounts. The table below provides a simplified illustration of the effect of a hypothetical two-for-one share split (actual NAV, shares and total market value may vary):

2-for-1 Forward Split

Period	# of Shares Owned	Hypothetical NAV Per Share	Total Market Value
Pre-split	10	$32	$320
Post-split	20	$16	$320

The share split is not expected to result in a taxable transaction for shareholders of the ETF. For additional information regarding the share split, shareholders may call the ETF at 1-303-623-2577.

Please file this Supplement with your records.